                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 16, 2006
                                 ---------------

                         ANNALY CAPITAL MANAGEMENT, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

             Maryland                  1-13447              22-3479661
           ------------              -----------            ------------
(State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)           File Number)         Identification No.)

                  1211 Avenue of the Americas
                         Suite 2902
                      New York, New York                       10036
                  ----------------------------              ------------
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
           ------------------------------------------

        Public Offering of Common Stock
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        On August 16, 2006, Annaly Capital Management, Inc. (the "Company")
entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Citigroup Global Markets Inc., and UBS Securities LLC as
representatives of the several underwriters (collectively, the "Common Stock
Underwriters"), relating to the sale of 35,500,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), and the granting of an over-allotment option for an additional 5,325,000 shares of Common Stock to the
Common Stock Underwriters solely to fulfill over-allotments. The Common Stock offering is expected to close on August 22, 2006.

         The aggregate net proceeds of the Common Stock offering, excluding the proceeds the Company may obtain from the exercise of the over-allotment option, to the Company (after deducting estimated expenses) are estimated to be approximately $414.6 million.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

                        1.1     Underwriting Agreement, dated August 16,
                                2006, between the Company and Merrill Lynch,
                                Pierce, Fenner & Smith Incorporated,
                                Citigroup Global Markets Inc., and UBS
                                Securities LLC as representatives of the
                                several underwriters.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Annaly Capital Management, Inc.

                               By: /s/ Kathryn Fagan
                                   ----------------------------------------
                                   Name: Kathryn Fagan
                                   Title: Chief Financial Officer

Date: August 17, 2006